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                                                                 EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report, included in Horizon/CMS Healthcare Corportion's Annual Report on Form 10-K for the year ended May 31, 1996, into this Registration Statement on Form S-8.

                                 /s/    ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
September 26, 1996